UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification No.
333-21011	FIRSTENERGY CORP	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron OH 44308
Telephone (800) 736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer and Executive Director Appointments

On October 29, 2020, the Independent Review Committee of the Board of Directors (the “Committee”) of FirstEnergy Corp. (“FirstEnergy” or “the Company”) appointed Mr. Steven E. Strah to the position of Acting Chief Executive Officer and Mr. Christopher D. Pappas, a current member of the Board of Directors (the “Board”), to the temporary position of Executive Director, each effective as of October 29, 2020. Mr. Donald T. Misheff will continue to serve as Non-Executive Chairman of the Board. Mr. Strah, age 56, currently serves as President of the Company, a position he has held since May 2020. He previously served as Senior Vice President and Chief Financial Officer of the Company from 2018-2020, Senior Vice President and President of FirstEnergy Utilities from 2015-2018, and President at various FirstEnergy subsidiaries from 2001-2014. Mr. Pappas, age 65, currently serves as a Director of the Board. As Executive Director, Mr. Pappas remains an independent member of the Board, and will be responsible for the following:

•	assist management in developing and maintaining relationships with stockholders, lenders and regulators and other external constituencies as appropriate;

•	assist management as a spokesman (along with the Chairman and members of management of the Company) with those constituents;

•	together with the Chairman, act as an additional liaison between the Acting Chief Executive Officer and other members of senior management, on the one hand, and the Board, on the other hand;

•	together with the Chairman, coordinate the Board’s review of the permanent Chief Executive Officer position;

•

work with the Acting Chief Executive Officer, the Chairman, an independent working group of the Board, as assisted by an independent compliance consultant, to assess and recommend appropriate enhancements for the Board’s review and approval, to the Company’s compliance and governance policies and procedures;

•	together with the Board, engage with the Acting Chief Executive Officer and other members of senior management in general coordination of business oversight; and

•	through Board activities in the ordinary course, regularly communicate with the Chairman to enhance the Board’s ability to discharge its duties.

The Board will determine the amount of additional compensation, if any, for Mr. Strah, Mr. Pappas, and Mr. Misheff as a result of these appointments and additional responsibilities at a later date.

Officer Terminations, Director Resignation and Related Matters

Mr. Strah’s appointment immediately follows the determination by the Committee to terminate the Company’s Chief Executive Officer, Charles E. Jones, together with two other executives: Dennis M. Chack, Senior Vice President of Product Development, Marketing, and Branding; and Michael J. Dowling, Senior Vice President of External Affairs. Each of the terminations were effective October 29, 2020. Mr. Jones also resigned from the Board, effective October 29, 2020. As a result of the terminations, each of the terminated executives forfeits or is otherwise ineligible to receive any grants, awards, or compensation pursuant to the Company’s Short-Term Incentive Program, the 2015 Incentive Compensation Plan, or the 2020 Incentive Compensation Plan. The Committee is considering whether recoupment, reductions or forfeiture of other grants, awards, and compensation may be warranted.

During the course of the Company’s internal investigation related to the ongoing government investigations, the existence of which was previously disclosed in the Company’s Form 10-Q for the period ended June 30, 2020, the Committee determined that each of the terminated executives violated certain Company policies and its code of conduct. Following the Committee’s determination regarding these violations of certain Company policies and its code of conduct, the Company is re-evaluating its controls framework, which could include identifying one or more material weaknesses. Further, the internal investigation remains ongoing.

Related Party Disclosure

As previously disclosed, Mr. Kenneth A. Strah, brother of Mr. Steven E. Strah, serves as Director of Customer Contact Centers for the Company and its subsidiaries. Mr. Kenneth A. Strah has been employed by the Company since 1980. From January 1, 2019 through the date of this Current Report on Form 8-K (approximately 23 months), Mr. Kenneth A. Strah received compensation in the aggregate amount of approximately $435,773.

Item 7.01	Regulation FD Disclosure

On October 29, 2020, the Company issued a press release regarding recently announced management changes, which is attached as Exhibit 99.1 hereto and incorporated herein by reference. The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 29, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the results of the Company’s ongoing internal investigation and evaluation of its controls framework, the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including, but not limited to, risks associated with the decommissioning of TMI-2; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2020

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski

Jason J. Lisowski Vice President, Controller and Chief Accounting Officer